UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(ESD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Debt Fund Inc.

Fund objectives

The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Additional shareholder information	28

Dividend reinvestment plan	29

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund Inc. for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 29, 2011

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading

IV	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary (cont’d)

below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.” Elsewhere, Eurozone GDP growth was 0.8% during the first quarter, compared to a 0.3% expansion in the fourth quarter of 2010. Among the largest emerging market countries, GDP growth was 9.7% in China and 7.8% in India during the first quarter of 2011.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the devastation in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels

Western Asset Emerging Markets Debt Fund Inc.	V

consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% and then to 1.50% in July (after the reporting period ended). In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the

VI	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary (cont’d)

Barclays Capital U.S. Aggregate Indexvi returned 2.72%. In comparison, the Barclays Capital Global Aggregate Index (Hedged) vii returned 1.48% over the same time frame.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 4.98% for the six months ended June 30, 2011.

Despite periods of volatility, the emerging market debt asset class generated a solid return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 (prior to the beginning of the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through June. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) ix returned 5.09% over the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Western Asset Emerging Markets Debt Fund Inc. returned 5.51% based on its net asset value (“NAV”)x and 7.97% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 5.09% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagexi returned 5.90% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.66 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$21.02 (NAV)	5.51%†
$19.09 (Market Price)	7.97%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*            Total returns are based on changes in NAV or market price, respectively.

†             Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡             Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XESDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund

Western Asset Emerging Markets Debt Fund Inc.	VII

issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 29, 2011

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary (cont’d)

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii     The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix            The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x               Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives, such as swap contracts, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

2	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EMBI Global	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EMBI Global	— JPMorgan Emerging Markets Bond Index Global
ESD	— Western Asset Emerging Markets Debt Fund Inc.
EM	— Emerging Markets
IG Credit	— Investment Grade Credit

4	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 62.3%
Argentina — 5.1%
Republic of Argentina	7.820%	12/31/33	12,274,267	EUR	$13,038,151	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,093,341		970,340
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	23,241,004	EUR	4,971,183	(a)‡
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	4,205,000		750,592	(a)‡
Republic of Argentina, Senior Bonds	7.000%	9/12/13	2,787,000		2,894,996
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,025,000		2,993,237
Republic of Argentina, Senior Bonds	2.260%	12/31/38	482,573	EUR	243,182	(a)
Republic of Argentina, Senior Notes	8.750%	6/2/17	5,914,660		6,180,820
Total Argentina					32,042,501
Brazil — 6.3%
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/14	2,768,000	BRL	1,679,178	(a)
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/17	48,706,000	BRL	28,301,849	(a)
Federative Republic of Brazil	7.125%	1/20/37	7,698,250		9,545,830
Total Brazil					39,526,857
Chile — 0.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,630,000		1,567,434	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000		1,719,131	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,664,996
Total Chile					5,951,561
Colombia — 3.5%
Republic of Colombia	7.375%	9/18/37	7,751,000		9,805,015
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,059,725
Republic of Colombia, Senior Notes	7.375%	3/18/19	8,695,000		10,881,793
Total Colombia					21,746,533
Hungary — 1.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	4,680,000		4,965,480
Republic of Hungary, Senior Notes	6.375%	3/29/21	2,390,000		2,533,400
Total Hungary					7,498,880
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	740,000		725,200	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	820,000		800,455	(a)(b)
Total India					1,525,655
Indonesia — 3.0%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		793,125	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	16,432,000,000	IDR	2,248,470
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	34,333,000,000	IDR	4,920,655

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	5

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	31,685,000,000	IDR	$ 4,252,563
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		1,835,308	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	37,732,000,000	IDR	4,713,303
Total Indonesia					18,763,424
Malaysia — 1.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	32,245,000	MYR	10,859,725
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,710,000	MYR	585,808
Total Malaysia					11,445,533
Mexico — 5.5%
Mexican Bonos, Bonds	8.000%	6/11/20	205,435,900	MXN	18,867,923
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	3,113,433
United Mexican States, Medium-Term Notes	5.625%	1/15/17	774,000		883,521
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		1,964,822
United Mexican States, Senior Notes	5.950%	3/19/19	8,572,000		9,879,230
Total Mexico					34,708,929
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	4,638,000		5,486,754
Republic of Panama	9.375%	4/1/29	4,900,000		7,301,000
Total Panama					12,787,754
Peru — 5.1%
Republic of Peru	8.750%	11/21/33	12,375,000		16,935,188
Republic of Peru, Bonds	7.840%	8/12/20	12,452,000	PEN	5,000,817
Republic of Peru, Bonds	6.550%	3/14/37	1,128,000		1,263,924
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,359,000
Republic of Peru, Senior Notes	7.125%	3/30/19	1,350,000		1,630,800
Total Peru					32,189,729
Poland — 4.1%
Republic of Poland, Bonds	5.500%	4/25/15	44,485,000	PLN	16,461,104
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000		3,377,750
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		5,958,438
Total Poland					25,797,292
Russia — 6.8%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		137,638	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,728,000		2,912,140	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	320,000		366,800	(b)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	105,000		150,286	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	404,000		717,100	(b)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Russia — continued
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	32,520,540	$ 38,414,888	(a)(b)
Total Russia				42,698,852
Turkey — 8.5%
Republic of Turkey, Notes	6.750%	5/30/40	4,190,000	4,535,675
Republic of Turkey, Senior Bonds	5.625%	3/30/21	950,000	997,500
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000	11,594,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000	1,463,200
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000	2,976,250
Republic of Turkey, Senior Notes	6.875%	3/17/36	28,987,000	32,030,635
Total Turkey				53,597,260
Venezuela — 8.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	33,830,000	26,387,400	(b)
Bolivarian Republic of Venezuela	7.000%	12/1/18	7,220,000	5,180,350	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	1,674,000	1,092,285
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	10,661,000	7,649,267
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,850,000	3,850,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000	1,797,383
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	750,000	568,875
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	8,205,000	5,969,138	(b)
Total Venezuela				52,494,698
Total Sovereign Bonds (Cost — $360,122,926)				392,775,458
Corporate Bonds & Notes — 37.5%
Consumer Discretionary — 1.3%
Media — 1.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,273,000	1,349,380	(b)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	190,000	201,400	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	6,050,000	6,397,869
Total Consumer Discretionary				7,948,649
Consumer Staples — 0.2%
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,570,000	1,575,887	(b)
Energy — 16.2%
Oil, Gas & Consumable Fuels — 16.2%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	3,808,316	4,129,704	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,940,000	4,737,850

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	7

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	8,250,000	$9,064,275	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,230,000	1,345,312	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	6,945,000	7,326,975	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,700,000	2,835,000	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	2,830,000	3,013,950	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,446,000	1,539,990	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	13,353,234
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,921,127
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,330,000	2,498,026
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,170,000	1,448,460
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	9,702,735
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,237,375	(b)
Petronas Capital Ltd.	5.250%	8/12/19	9,290,000	10,007,866	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,256,000	1,355,066	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	3,430,000	3,471,160	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,626,000	4,187,490	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,145,151	(b)
TNK-BP Finance SA	6.625%	3/20/17	2,593,000	2,816,257	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	4,420,000	4,983,550	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,302,450	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000	564,725	(b)
Total Energy				101,987,728
Industrials — 1.8%
Building Products — 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,220,000	1,372,500	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	577,000	649,125	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,346,850	(b)
Total Building Products				3,368,475
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	3,580,000	3,955,900	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,190,000	1,188,512	(b)
Total Construction & Engineering				5,144,412
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,549,188	(b)
Total Industrials				11,062,075

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 9.1%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,483,000	$1,623,885	(b)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	1,235,000	1,248,956	(b)
Total Chemicals				2,872,841
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	3,230,000	3,154,095	(b)
Metals & Mining — 7.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,654,625	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,607,655	(b)
Evraz Group SA, Notes	8.250%	11/10/15	790,000	882,335	(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,443,750	(b)
Evraz Group SA, Notes	6.750%	4/27/18	7,935,000	7,974,675	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	2,155,175	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,276,333
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,440,000	1,408,045
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	10,576,369
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,509,992
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	5,876,000	6,331,390	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,410,000	2,412,892	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	599,500	(b)
Total Metals & Mining				43,832,736
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	2,915,000	3,337,917
Empresas CMPC SA, Notes	4.750%	1/19/18	1,540,000	1,546,215	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,440,000	1,575,072	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	890,000	936,725	(b)
Total Paper & Forest Products				7,395,929
Total Materials				57,255,601
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	11,981,000	11,411,902	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,037,000	990,335	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	2,207,000	2,166,171	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,352,400	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	2,370,000	2,352,225	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,124,000	1,237,805	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,820,000	1,971,788	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	9

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Vimpel Communications, Notes	6.493%	2/2/16	505,000	$522,675	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	6,305,000	6,822,559	(b)
Total Diversified Telecommunication Services				28,827,860
Wireless Telecommunication Services — 2.5%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	2,098,430	(b)
True Move Co., Ltd.	10.750%	12/16/13	1,210,000	1,311,338	(b)
True Move Co., Ltd.	10.375%	8/1/14	3,058,000	3,306,462	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	7,880,000	8,539,950	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	560,000	563,360	(b)
Total Wireless Telecommunication Services				15,819,540
Total Telecommunication Services				44,647,400
Utilities — 1.8%
Electric Utilities — 0.9%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,470,000	1,672,125	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	510,000	580,125	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,478,000	(b)
Total Electric Utilities				5,730,250
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,644,036	(b)
Multi-Utilities — 0.5%
E-CL SA, Notes	5.625%	1/15/21	1,600,000	1,651,530	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,541,100	(b)
Total Multi-Utilities				3,192,630
Total Utilities				11,566,916
Total Corporate Bonds & Notes (Cost — $218,792,480)				236,044,256

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $364,095)		4/15/20	11,745	325,924	*
Total Investments before Short-Term Investments (Cost — $579,279,501)				629,145,638

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $429,724)	0.120%	1/10/12	430,000	$429,770	(c)(d)
Total Investments — 100.0% (Cost — $579,709,225#)				$629,575,408

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Rate shown represents yield-to-maturity.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	— Brazilian Real
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol
	PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	11

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country**

Mexico	12.7%
Brazil	11.3
Russia	10.2
Turkey	8.5
Venezuela	8.4
Argentina	5.8
Peru	5.1
Colombia	4.5
Poland	4.1
Malaysia	3.6
Indonesia	3.5
Cayman Islands	2.6
Chile	2.4
Luxembourg	2.3
Thailand	2.1
Panama	2.0
Kazakhstan	1.7
Ireland	1.6
United Kingdom	1.5
Hungary	1.2
Netherlands	1.0
United States	0.9
Qatar	0.7
United Arab Emirates	0.7
Trinidad and Tobago	0.5
British Virgin Islands	0.4
India	0.2
Bermuda	0.2
Germany	0.2
Short-term investments	0.1
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2011 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $579,709,225)	$629,575,408
Foreign currency, at value (Cost — $3,912,433)	3,953,571
Cash	575,332
Interest receivable	12,620,417
Unrealized appreciation on forward foreign currency contracts	468,893
Receivable for securities sold	284,978
Swaps, at value	26,873
Prepaid expenses	16,962
Total Assets	647,522,434

Liabilities:
Investment management fee payable	450,280
Payable for securities purchased	285,682
Deferred foreign capital gains tax	187,421
Payable to broker — variation margin on open futures contracts	130,672
Unrealized depreciation on forward foreign currency contracts	41,405
Directors’ fees payable	4,656
Accrued expenses	230,438
Total Liabilities	1,330,554
Total Net Assets	$646,191,880

Net Assets:
Par value ($0.001 par value; 30,738,355 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,738
Paid-in capital in excess of par value	587,680,709
Undistributed net investment income	3,819,169
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	4,158,502
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	50,502,762
Total Net Assets	$646,191,880

Shares Outstanding	30,738,355

Net Asset Value	$21.02

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$ 22,703,728
Dividends	35,235
Less: Foreign taxes withheld	(197,704)
Total Investment Income	22,541,259

Expenses:
Investment management fee (Note 2)	2,677,058
Transfer agent fees	128,882
Commitment fees (Note 5)	91,985
Custody fees	82,328
Directors’ fees	57,613
Legal fees	35,300
Audit and tax	34,529
Shareholder reports	28,626
Fund accounting fees	26,889
Stock exchange listing fees	16,260
Insurance	7,241
Miscellaneous expenses	4,723
Total Expenses	3,191,434
Net Investment Income	19,349,825

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,384,046
Futures contracts	(40,727)
Foreign currency transactions	(2,596,156)
Net Realized Gain	9,747,163
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,167,958
Futures contracts	1,219,149
Swap contracts	(1,748)
Foreign currencies	731,479
Change in Net Unrealized Appreciation (Depreciation)	5,116,838
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	14,864,001
Increase in Net Assets from Operations	$ 34,213,826

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 19,349,825	$ 42,669,662
Net realized gain	9,747,163	12,995,315
Change in net unrealized appreciation (depreciation)	5,116,838	22,311,758
Increase in Net Assets From Operations	34,213,826	77,976,735

Distributions to Shareholders From (Note 1):
Net investment income	(20,287,314)	(42,111,546)
Decrease in Net Assets From Distributions to Shareholders	(20,287,314)	(42,111,546)
Increase in Net Assets	13,926,512	35,865,189

Net Assets:
Beginning of period	632,265,368	596,400,179
End of period*	$ 646,191,880	$ 632,265,368
* Includes undistributed net investment income of:	$3,819,169	$4,756,658

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]		2010[2]	2009[3]		2009[4]	2008[2,4]	2007[4]		2006[2,4]
Net asset value, beginning of period	$20.57		$19.40	$19.39		$14.11	$21.03	$20.87		$20.92

Income (loss) from operations:
Net investment income	0.63		1.39	0.22		1.20	1.27	1.24		1.12
Net realized and unrealized gain (loss)	0.48		1.15	0.03		5.66	(6.51)	0.71		1.06
Total income (loss) from operations	1.11		2.54	0.25		6.86	(5.24)	1.95		2.18
Less distributions from:
Net investment income	(0.66)		(1.37)	(0.24)		(1.49)	(1.02)	(1.10)		(1.06)
Net realized gains	—		—	—		(0.09)	(0.66)	(0.69)		(1.18)
Total distributions	(0.66)		(1.37)	(0.24)		(1.58)	(1.68)	(1.79)		(2.24)
Increase in net asset value due to adjustment of initial offering costs	—		—	—		—	—	—		0.01
Net asset value, end of period	$21.02		$20.57	$19.40		$19.39	$14.11	$21.03		$20.87
Market price, end of period	$19.09		$18.31	$17.36		$16.26	$11.28	$18.12		$17.85
Total return, based on NAV[5,6]	5.51%		13.49%	1.29%		51.51%	(26.82)%	9.84%		11.16%
Total return, based on Market Price[7]	7.97%		13.68%	8.23%		62.47%	(31.08)%	12.10%		14.11%
Net assets, end of period (000s)	$646,192		$632,265	$596,400		$596,062	$395,175	$588,986		$584,437
Ratios to average net assets:
Gross expenses	1.01%[8]		1.02%	1.08%[8]		1.13%[9]	1.36%[9]	1.25%[10]		1.02%
Gross expenses, excluding interest expense	1.01	[8,11]	1.02	1.08	[8]	1.13 [9]	1.25 [9]	1.04	[10]	0.95
Net expenses	1.01	[8]	1.02	1.08	8	1.13 [9]	1.36 [9]	1.25	10,12	1.02	12
Net expenses, excluding interest expense	1.01	[8,11]	1.02	1.08	[8]	1.13 [9]	1.25 [9]	1.04	[10,12]	0.95	[12]
Net investment income	6.15	[8]	6.88	6.83	[8]	7.50	6.44	6.00		5.48
Portfolio turnover rate	21%		28%	3%		49%	38%	85%		72%

1	For the six months ended June 30, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period November 1, 2009 through December 31, 2009.
4	For the year ended October 31.
5

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would have both been 1.11% for the year ended October 31, 2009 and would have been 1.35% and 1.24%, respectively for the year ended October 31, 2008.

10

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would not have changed for the year ended October 31, 2007.

11	Ratio includes commitment fees incurred on the line of credit.
12	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•       Level 1 — quoted prices in active markets for identical investments

•       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	17

•       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds		$392,775,458		$392,775,458
Corporate bonds & notes	—	236,044,256	—	236,044,256
Warrants	—	325,924	—	325,924
Total long-term investments	—	$629,145,638	—	$629,145,638
Short-term investments†	—	429,770	—	429,770
Total investments	—	$629,575,408	—	$629,575,408
Other financial instruments:
Futures contracts	$243,600	—	—	$ 243,600
Forward foreign currency contracts	—	$ 468,893	—	468,893
Interest rate swaps	—	26,873	—	26,873
Total other financial instruments	$243,600	$ 495,766	—	$ 739,366
Total	$243,600	$630,071,174	—	$630,314,774

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts	—	$41,405	—	$41,405

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s

18	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	19

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary Portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the period ended June 30, 2011 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

20	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	21

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $41,405 If a contingent feature in the master agreements would have been triggered,

22	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions to shareholders of the Fund of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	23

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $159,165 of Federal excise taxes attributable to calendar year 2010. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of June 30, 2011, there were $187,421 of deferred capital gains tax liabilities accrued on unrealized gains.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited and

24	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Western Singapore do not do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$135,048,900
Sales	129,341,184

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 61,227,992
Gross unrealized depreciation	(11,361,809)
Net unrealized appreciation	$ 49,866,183

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	253	9/11	$30,705,416	$30,949,016	$243,600

At June 30, 2011, the Fund held the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Russian Ruble	JPMorgan Chase & Co.	358,828,721	$12,755,626	9/15/11	$ (41,405)
Contracts to Sell:
Euro	JPMorgan Chase & Co.	28,071,020	40,695,854	7/15/11	468,893
Net unrealized gain on open forward foreign currency contracts					$427,488

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	25

At June 30, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	10,229,627	BRL	1/2/12	BRL-CDI*	10.560%	—	$16,995**
Credit Suisse	14,805,077	BRL	1/2/12	BRL-CDI*	10.510%	—	9,878**
Total	25,034,704	BRL				—	$26,873

†	Notional amount denominated in U.S. dollars, unless otherwise noted.
‡	Percentage shown is an annual percentage rate.
*	Based on the Overnight Brazilian Interbank Deposit Rate. As of June 30, 2011, the Brazil CETIP Interbank Deposit (CDI) rate was 12.150%.
**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$243,600	—	$243,600
Forward foreign currency contracts	—	$468,893	468,893
Swap contracts	26,873	—	26,873
Total	$270,473	$468,893	$739,366

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$41,405

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

26	Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(40,727)	—	$ (40,727)
Forward foreign currency contracts	—	$(2,191,001)	(2,191,001)
Total	$(40,727)	$(2,191,001)	$(2,231,728)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$1,219,149	—	$1,219,149
Swap contracts	(1,748)	—	(1,748)
Forward foreign currency contracts	—	$563,368	563,368
Total	$1,217,401	$563,368	$1,780,769

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 5,346,346
Forward foreign currency contracts (to sell)	28,660,794
Futures contracts (to buy)	30,554,833

Average Notional Balance
Interest rate swap contracts	25,034,704BRL

5. Loan

At June 30, 2011, the Fund had a $71,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 16, 2012. The Fund pays a monthly commitment fee at an annual rate of 0.45%, on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the period March 18, 2011 through June 30, 2011, the Fund incurred a commitment fee in the amount of $91,985.

At June 30, 2011, the Fund had no borrowing outstanding per this credit agreement.

Western Asset Emerging Markets Debt Fund Inc. 2011 Semi-Annual Report	27

6. Distributions subsequent to June 30, 2011

On May 16, 2011, the Fund’s Board of Directors ( the “Board”) declared two distributions in the amount of $0.1100 per share, payable on July 29, 2011 and August 26, 2011 to shareholders of record on July 22, 2011 and August 19, 2011, respectively.

On August 12, 2011, the Board declared three dividends, each in the amount of $0.1100 per share, payable on September 30, 2011, October 28, 2011 and November 25, 2011 to shareholders of record on September 23, 2011, October 21, 2011 and November 18, 2011, respectively.

7. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $4,834,692, of which $1,955,244 expires in 2015 and $2,879,448 expires in 2016. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, anylosses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally,post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

28	Western Asset Emerging Markets Debt Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Debt Fund Inc. was held on April 29, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Riordan Roett	27,216,418	796,822
Jeswald W. Salacuse	27,221,183	792,057

At June 30, 2011, in addition to Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson

Western Asset Emerging Markets Debt Fund Inc.	29

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by

30	Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Emerging Markets Debt Fund Inc.

Directors Carol L. Colman Daniel P. Cronin	Western Asset Emerging Markets Debt Fund Inc. 620 Eighth Avenue	Independent registered public accounting firm KPMG LLP
Paolo M. Cucchi	49th Floor	345 Park Avenue
Leslie H. Gelb	New York, NY 10018	New York, NY 10154
R. Jay Gerken, CFA
Chairman	Investment manager	Legal counsel
William R. Hutchinson	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadvisers	New York, NY 10017
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd.	ESD
President and Chief Executive Officer
Kaprel Ozsolak	Custodian
Chief Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Prevention Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04052 8/11 SR11-1455

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Emerging Markets Debt Fund Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Debt Fund Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Emerging Markets Debt Fund Inc.

Date:	August 26, 2011